                                                                EXHIBIT 10.124

BANK ONE.

                            BUSINESS LOAN AGREEMENT

--------------------------------------------------------------------------------------------------------
  Principal        Loan Date    Maturity   Loan No   Call   Collateral    Account    Officer    Initials
$1,696,103.31      01-31-2000                                  410      1744079801   17460
--------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

--------------------------------------------------------------------------------------------------------

Borrower:   COLONIAL FULL SERVICE CAR WASH, INC.       Lender:  Bank One, Texas, N.A.
            1000 CRAWFORD PLACE SUITE 400                       Arlington-Bowen Banking Center - Arlington
            MOUNT LAUREL, NJ  08054                             1301 S. Bowen Rd.
                                                                Arlington, TX  76013
========================================================================================================

THIS BUSINESS LOAN AGREEMENT between COLONIAL FULL SERVICE CAR WASH, INC. ("Borrower") and Bank One, Texas, N.A. ("Lender") is made and executed as of January 31, 2000. This Agreement governs all loans, credit facilities and/or other financial accommodations described herein and, unless otherwise agreed to in writing by Lender and Borrower, all other present and future loans, credit facilities and other financial accommodations provided by Lender to Borrower. All such loans, credit facilities and other financial accommodations, together with all renewals, amendments and modifications thereof, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; and (b) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of January 31, 2000, and shall continue thereafter until all Loans and other obligations owing by Borrower to Lender hereunder have been paid in full and Lender has no commitments or obligations to make further advances under the Loans to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Texas. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Business Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.

         BORROWER. The word "Borrower" means COLONIAL FULL SERVICE CAR WASH,
         INC.

         COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral for any Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, dead of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         GRANTOR. The word "Grantor" means and includes each and all of the persons or entitles granting a Security Interest in any Collateral for any of the Loans.

         GUARANTOR. The word "Guarantor" means and includes each and all of the guarantors, sureties, and accommodation parties for any of the Loans.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

         LENDER. The word "Lender" means Bank One, Texas, N.A., its successors and assigns.

         NOTE. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal or replacement thereof.

         PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either (i) not yet due, or (ii) being contested in good faith by appropriate proceedings for and which Borrower has established adequate reserves; (c) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure any indebtedness permitted under this Agreement; and
         (d) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of security Interest, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an advance or disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists hereafter:

         ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's Incorporation and is duly qualified and in good standing in all other states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

         AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents to which Borrower is a party have been duly authorized by all necessary action; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower. Borrower has all requisite power and authority to execute and deliver this Agreement and all other Related Documents to which Borrower is a party.

         FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely discloses Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         LEGAL EFFECT. This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower is the sole owner of, and has good title to, all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not

01-31-2000                  BUSINESS LOAN AGREEMENT                      Page 2
Loan No                          (Continued)
================================================================================
         used, or filed a financing statement under, any other name for at least the last six (6) years.

         COMPLIANCE. Except as disclosed in writing to Lender (a) Borrower is conducting Borrower's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (b) Borrower otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage of any toxic or hazardous substance or solid waste.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate materially adversely effect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. All tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those that have been disclosed in writing to Lender which are presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to and approved by Lender in writing, Borrower has not entered into any Security Agreements, granted a Security Interest or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral, except in favor of Lender.

         LICENSES, TRADEMARKS AND PATENTS. Borrower possesses and will continue to possess all permits, licenses, trademarks, patents and rights thereto which are needed to conduct Borrower's business and Borrower's business does not conflict with or violate any valid rights of others with respect to the foregoing.

         COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes approved by Lender and such proceeds will not be used for the purchasing or carrying of "margin stock" as defined in Regulation U issued by the Board of Governors of the Federal Reserve System.

         INELIGIBLE SECURITIES. No portion or any advance or Loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by Lender or any other affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.

         EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

         LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office if Borrower has more than one place of business, is located at 1000 CRAWFORD PLACE SUITE 400, MOUNT LAUREL, NJ 05054. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

         INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without Independent Investigation, is relying upon the above representations and warranties in extending Loan advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect during the term of this Agreement.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor, and (c) the creation, occurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Agreement.

         FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine, audit and make and take away copies or reproductions of Borrower" books and records at all reasonable times. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet, income statement, and statement of changes in financial position for the year ended, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet, income statement, and statement of changes in financial position for the period ended, prepared and certified, subject to year-end review adjustments, as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, business interruption insurance and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, and coverages reasonably acceptable to Lender. BORROWER MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY BORROWER OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Borrower fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Borrower" expense, and the cost of the insurance will be added to the Indebtedness. If any such insurance is procured by Lender at a rate or charge not fixed or approved by the State Board of Insurance, Borrower will be so notified, and Borrower will have the option for five (5) days of furnishing equivalent insurance through any Insurer authorized to transact business in Texas. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a Security Interest for the Loans, Borrower will provide Lender with such Lender loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

         GUARANTIES. Prior to or contemporaneously with the execution of this Agreement, furnish to Lender guaranty agreements executed by the guarantor named below covering such Loans or other Indebtedness and otherwise being in form and substance satisfactory to Lender in its sole and absolute discretion:

                  GUARANTOR

                  MACE SECURITY INTERNATIONAL, INC.

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith in appropriate proceedings, and
         (b)

01-31-2000                  BUSINESS LOAN AGREEMENT                      Page 3
Loan No                          (Continued)
================================================================================
         Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting principles. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act, all applicable environmental statues, rules, regulations and ordinances and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender QUARTERLY WITHIN 45 DAYS WITH A CERTIFICATE EXECUTED BY Borrower's chief financial officer, or other officer or person acceptable to Lender, (a) certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and that, as of the date of the certificate, no Event or Default exists under this Agreement, and (b) demonstrating compliance with all financial covenants set forth in this Agreement.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         MAINTAIN BASIC BUSINESS. Engage in any business activities substantially different than those in which Borrower is presently engaged.

         CONTINUITY OF OPERATIONS. Cease operations, liquidate, dissolve or merge or consolidate with or into any other entity.

         LIENS. Mortgage, assign, pledge, grant a security interest in or otherwise encumber Borrower's assets, except as allowed as a Permitted Lien.

         TRANSFER OF ASSETS. Transfer, sell or otherwise dispose of any of Borrower's assets other than in the ordinary course of business.

         CHANGE IN MANAGEMENT. Permit a change in the senior executive or management personnel of Borrower; however, such consent shall not be unreasonably withheld, provided that Borrower's or Guarantor's new management is as qualified as existing management.

         TRANSFER OF OWNERSHIP. Permit the sale, pledge or other transfer of any ownership interest in Borrower.

CONDITIONS PRECEDENT TO ADVANCES. If Lender is obligated to make any Loan advances or to otherwise disburse any Loan proceeds to Borrower, such obligation shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto (a) all representations and warranties made to Lender in this Agreement and the Related Documents shall be true and correct as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower or any Guarantor since the effective date of the most recent financial statements furnished to Lender, or in the value of any Collateral, shall have occurred and be continuing, (c) no event has occurred and is continuing, or would result from the requested advance or disbursement, which with notice or lapse of time, or both, would constitute an Event of Default, (d) no Guarantor has sought, claimed or otherwise attempted to limit, modify or revoke such Guarantor's guaranty of any Loan, and (e) Lender has received all Related Documents appropriately executed by Borrower and all other proper parties.

ADDITIONAL AFFIRMATIVE COVENANT - FINANCIAL STATEMENTS. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender with the annual financial statements, including a balance sheet, income statement and statement of changes in financial position, for the year ended, of MACE SECURITY INTERNATIONAL, INC. within ONE HUNDRED TWENTY (120) days after the end of its fiscal year end, such financial statements to be audited by certified public accountant(s) reasonably acceptable to Lender.

ADDITIONAL AFFIRMATIVE COVENANT - DEBT TO TANGIBLE NET WORTH RATIO. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply with the following: Maintain as of the end of each fiscal quarter; a ratio of (a) total liabilities, to (b) Tangible Net Worth of less than 3.25 to 1.0. As used in this covenant, the term "Tangible Net Worth" shall mean borrower's total assets excluding all intangible assets (including, without limitation, goodwill, trademarks, patents, copyrights, organization expenses, and similar intangible items) less total liabilities excluding Subordinated Debt. As used in this covenant the term "Subordinated Debt" shall mean an indebtedness owing by Borrower which has been subordinated by written agreement to all indebtedness now or hereafter owing by Borrower to Lender, such agreement to be in form and substance acceptable to Lender. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on any of the Indebtedness.

         OTHER DEFAULTS. Failure of Borrower, any Guarantor or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement, the Note or in any of the other Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement or the Related Documents is false or misleading in any material respect.

         DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower, Grantor or any Guarantor to any third party under any agreement or undertaking.

         BANKRUPTCY OR INSOLVENCY. If the Borrower, Grantor or any Guarantor:
         (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

         LIQUIDATION, DEATH AND RELATED EVENTS. If Borrower, Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, Lender may, at its option, without further notice or demand, (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and any other Indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note, or (d) exercise all the rights and remedies provided in the Note or in any of the Related Documents or available at law, in equity, or otherwise, provided, however, if any Event of Default of the type described in the "Bankruptcy or Insolvency" subsection above shall occur, all Loans and any other Indebtedness shall automatically become due and payable, without any notice, demand or action by Lender. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedies shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or any Grantor shall

01-31-2000                  BUSINESS LOAN AGREEMENT                      Page 4
Loan No                          (Continued)
================================================================================
not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. This Agreement supersedes all existing loan agreements previously executed between Borrower and Lender with respect to the Loans unless Borrower and Lender agree in writing to the contrary.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Texas. Subject to the provision son arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to any conflict of laws or provisions thereof.

         JURY WAIVER. THE UNDERSIGNED HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

         ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States
         Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.

         COSTS AND EXPENSES. Except as otherwise limited by the Texas Finance Code, as supplemented by Texas Credit Title, Borrower agrees to pay upon demand all of Lender's expenses, including attorney's fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Indebtedness if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

         NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document. Signature pages may be detached from the counterparts to a single copy of this Agreement to physically form one document.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor or Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

01-31-2000                  BUSINESS LOAN AGREEMENT                      Page 5
Loan No                          (Continued)
================================================================================
BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS EXECUTED AS OF THE DATE SET FORTH ABOVE.

BORROWER:

COLONIAL FULL SERVICE CAR WASH, INC.


By:  /s/ GREGORY M. KRZEMIEN
     ----------------------------------
     Gregory M. Krzemien, Treasurer


LENDER:

Bank One, Texas, N.A.


By:  /s/ MARK WARREN
     ----------------------------------
     Mark Warren
     Authorized Officer

================================================================================

BANK ONE.

                                 PROMISSORY NOTE

--------------------------------------------------------------------------------------------------------
  Principal        Loan Date    Maturity   Loan No   Call   Collateral    Account    Officer    Initials
 $400,000.00      02-21-2000   02-21-2003                      410      1744079801   17460
--------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

--------------------------------------------------------------------------------------------------------

Borrower:   COLONIAL FULL SERVICE CAR WASH, INC.       Lender:  Bank One, Texas, N.A.
            1000 CRAWFORD PLACE SUITE 400                       Arlington-Bowen Banking Center - Arlington
            MOUNT LAUREL, NJ  08054                             1301 S. Bowen Rd.
                                                                Arlington, TX  76013
========================================================================================================

Principal Amount:  $400,000.00                  Date of Note:  February 21, 2000

PROMISE TO PAY. For value received, COLONIAL FULL SERVICE CAR WASH, INC. ("Borrower") promises to pay to Bank One, Texas, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Hundred Thousand & 00/100 Dollars ($400,000.00), together with interest on the unpaid principal balance from the date advanced until paid in full.

PAYMENT. This Note shall be payable as follows: The principal of and interest on this Note shall be due and payable in 36 equal monthly installments in the amount of $4,057.07 each, commencing on March 21, 2000, and continuing on the same day of each month thereafter, with one final installment in the amount of the principal balance then outstanding, together with all accrued but unpaid interest, being due and payable on February 21, 2003. The amount of each of the foregoing scheduled payments includes principal and interest. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 of 366 days, as the case may be. Borrower will pay Lender at the address designated by Lender from time to time in writing. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. The books and records of Lender shall be prime facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. If this Note is governed by or is executed in connection with a loan agreement, this Note is subject to the terms and provisions thereof.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to fluctuation based upon the Prime Rate of Interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate. Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index, plus 0.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. If at any time any interest rate to be charged hereunder that is based on the Index is greater than the maximum rate allowed by applicable law, thereby causing the interest rate on this Note to be limited to the maximum rate allowed by applicable law, any subsequent reduction in the Index will not reduce the rate of interest on this Note below the maximum rate allowed by applicable law until the total amount of interest accrued on this Note equals the amount of interest that would have accrued on this Note if the interest rate based on the Index had at all times been in effect. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of
(a) the maximum rate of interest permitted under federal or other law applicable to the Indebtedness evidenced by this Note, or (b) the "Weekly Rate Ceiling" as referred to in Section 303.201 of the Texas Finance Code, as supplemented by the Texas Credit Title. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without premium or fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGES. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is greater.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 3.250 percentage points over the Index. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate, with the exception of any amounts added to the principal balance of this Note based on Lender's payment of insurance premiums, which will continue to accrue interest at the pre-maturity rate.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "Related Documents"); (c) Any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (d) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws; (e) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (f) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise.

LENDER'S RIGHTS. Upon default, Lender may at its option, without further notice or demand (i) declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other Related Document, immediately due, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. The rights, remedies and recourses of Lender, as provided in this Note and in the other Related Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of Lender. The acceptance by Lender of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of Lender, or nullify any prior exercise of any such right, remedy or recourse, or
(ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Related Documents as originally provided herein or therein. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection. To the extent interest is not paid on or before the fifth day after it becomes due and payable, Lender may, at its option, add such accrued but unpaid interest to the principal balance of this Note. This Note has been delivered to Lender and accepted by Lender in the State of Texas. Subject to the provision son arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Texas without regard to any conflict of laws or provisions thereof.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

JURY WAIVER. THE BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this

02-21-2000                      PROMISSORY NOTE                          Page 2
Loan No                          (Continued)
================================================================================
loan is dishonored.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

LATE CHARGES. On an after the date of execution of this Agreement, notwithstanding any other provision in the Note or in the Related Documents to the contrary, and specifically in lieu of any other provision with respect to charges for late payments, the following provision with respect to late charges for late payments shall apply. If a payment is 10 days or more late, Borrower will be charged 5.0% of the regularly scheduled payment of Twenty Five Dollars ($25.00), whichever is greater, up to the maximum amount of One Thousand Five Hundred Dollars ($1,500.00) per late charge.

PAYMENT ADJUSTMENTS. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS NOTE, ON EACH ANNIVERSARY DATE OF THIS NOTE PRIOR TO MATURITY BEGINNING IN 2001 (EACH, AN "ADJUSTMENT DATE"), THE AMOUNT OF THE MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST THEREAFTER DUE AND PAYABLE SHALL BE ADJUSTED TO AN AMOUNT SUFFICIENT TO AMORTIZE THE UNPAID PRINCIPAL BALANCE ON SUCH ADJUSTMENT DATE (AFTER GIVING EFFECT TO ANY PAYMENT DUE ON SUCH DATE), AT THE INTEREST RATE THEN IN EFFECT, IN EQUAL MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST OVER AN ASSUMED TERM WHICH BEGINS ON SUCH DATE AND ENDS ON THE ANNIVERSARY DATE OF THIS NOTE IN 2015; PROVIDED HOWEVER, THAT IN NO EVENT SHALL ANY MONTHLY PAYMENT BE LESS THAN THE AMOUNT OF THE ACCRUED BUT UNPAID INTEREST UNDER THIS NOTE AS OF SUCH PAYMENT DUE DATE.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, severally waive presentment, demand for payment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, diligence in enforcement and indulgences of every kind. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made. Borrower agrees to provide to Lender such further financial information with respect to Borrower as Lender may reasonably request from time to time, including, without limitation, financial statements in form and detail satisfactory to Lender.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

COLONIAL FULL SERVICE CAR WASH, INC.


By:  /s/ GREGORY M. KRZEMIEN
     ----------------------------------
      Gregory M. Krzemien, Treasurer

================================================================================

RECORDATION REQUESTED BY:
        Bank One, Texas, N.A.
        1301 S. Bowen Rd.
        Arlington, TX  76013

WHEN RECORDED MAIL TO:
        Banc One Operations Services
        P.O. Box 901094
        Fort Worth, TX  76101-2094

                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------
BANK ONE [LOGO OMITTED]

                             MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT ("Agreement") is executed to be effective as of JANUARY 31, 2000, by COLONIAL FULL SERVICE CAR WASH, INC., whose address is 1000 CRAWFORD PLACE SUITE 400, MOUNT LAUREL, NJ 08054 (referred to below as "Grantor") and Bank One, Texas, N.A. (referred to below as "Lender"), whose address is 1301 S. Bowen Rd., Arlington, TX 76013.

                                  WITNESSETH:

WHEREAS, a loan ("Loan") was made to Grantor in the amount of $150,000.00, evidenced by a promissory note (as renewed, extended or modified, the "Note") dated June 21, 1996, executed and delivered by Grantor in the principal amount of the Loan (the Note being more fully described in the Deed of Trust); and

WHEREAS, Grantor executed and delivered a deed of trust (as renewed, extended or modified, the "Deed of Trust") dated June 21, 1996, to trustee for the benefit of Lender, which is recorded in the Real Property Records of DALLAS County, Texas FILED FOR RECORD ON JUNE 26, 1996 VOLUME 96124 PAGE 01987 covering the following real property:

         LOT 6, BLOCK 1, SHARPSTON HEIGHTS, ADDITION NO. 1 AN ADDITION TO THE CITY OF GRAND PRAIRIE, DALLAS COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 95039, PAGE 3209, MAP RECORDS, DALLAS COUNTY, TEXAS

, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (collectively, the "Property"), to secure the payment of the Note and performance of the other obligations set forth in the Note, Deed of Trust and all credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust and all other instruments, agreements and documents, whether now or hereinafter existing, executed in connection with the Loan (the Note, Deed of Trust and such other instruments, agreements and documents collectively known herein as the "Related Documents"); and

WHEREAS, Lender is the owner and holder of the Note, Deed of Trust and the other Related Documents; and

WHEREAS, the parties hereto now propose to modify certain of the terms and provisions of the Note, the Deed of Trust and the other Related Documents as provided herein.

NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         MATURITY DATE. The maturity date of the Note shall be January 21, 2001 ("Maturity Date"), when the unpaid principal balance of the Note, together with all accrued but unpaid interest thereon, shall be due and payable. Grantor hereby renews and modifies, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust.

         INTEREST RATE. As of the effective date hereof, interest on the principal balance of the Note from time to time remaining unpaid prior to maturity shall be payable at the following rate:

         The interest rate on this Note is subject to fluctuation based upon the Prime Rate of Interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate. Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index, plus 0.250%. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law. If at any time any interest rate to be charged hereunder that is based on the Index is greater than the maximum rate allowed by applicable law, thereby causing the interest rate on this Note to be limited to the maximum rate allowed by applicable law, any subsequent reduction in the Index will not reduce the rate of interest on this Note below the maximum rate allowed by applicable law until the total amount of interest accrued on this Note equals the amount of interest that would have accrued on this Note if the interest rate based on the Index had at all times been in effect. For purposes of this Agreement, the "maximum rate allowed by applicable law" means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Agreement, or (b) the "Weekly Rate Ceiling" as referred to in
         Section 303.201 of the Texas Finance Code, as supplemented by the Texas Credit Title. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and
         (d) continue Borrower's payments at the same amount and increase Borrower's final payment. Under no circumstances shall the interest rate charged, collected or contracted for on the Note exceed the maximum rate permitted by law. If such maximum rate of interest changes after the date hereof and the Note is accruing interest at a fluctuating rate, the maximum rate permitted by law shall be automatically increased or decreased, as the case may be, without notice from time to time as of the effective date of each change in such maximum rate.

         PAYMENT TERMS. The Note, as modified hereby, shall be payable as follows; Borrower will pay this loan in accordance with the following payment schedule:

                  11 consecutive monthly principal and interest payments in the initial amount of $1,826.05 each, beginning February 29, 2000; and 1 principal and interest payment in the initial amount of $100,085.16 on January 21, 2001. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that this Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Agreement.

Grantor hereby expressly promises to pay to the order of Lender the principal amount of the Note and all accrued but unpaid interest now or hereafter to become due and payable under the Note, as modified hereby.

CURRENT NOTE BALANCE. As of the effective date hereof, the outstanding principal balance of this Note is 110,801.55.

ACKNOWLEDGMENT. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise effect the obligations of any party to the Related Documents. Grantor hereby acknowledges, agrees and represents that (a) Grantor is indebted to Lender pursuant to the terms of the Note, as modified hereby; (b) the liens, security interests and assignments created and evidenced by the Related Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Related Documents; (c) the lien of the Deed of Trust is hereby renewed and/or modified, as the case may be, so as to secure the payment of the Note, as modified hereby; (d) there are no claims or offsets against, or defenses of counterclaims to, the terms or provisions of the Related Documents and the obligations created or evidenced by the Related Documents; (e) there are no claims, offsets, defenses or counterclaims arising from any of Lender" acts or omissions with respect to the Property, the Related Documents or Lender's performance under the Related Documents or with respect to the Property; (f) the representations and warranties contained in the Related Documents are true and correct representations and warranties of Grantor and third parties, as of the date hereof; and (g) Lender is not in default and no event has occured which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Related Documents. For purposes of this Agreement, "Lender" shall include Lender's predecessors, successors, assigns, agents and present and former officers, directors, employees, and representatives and any persons or entities owned or controlled,

01-31-2000                   Modification Agreement                      Page 2
Loan No                          (Continued)
================================================================================
owning or controlling, or under common control or otherwise affiliated with, Lender.

NO WAIVER OF REMEDIES. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be, a waiver of any right, remedy or recourse available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or any of the other Related Documents.

COSTS AND EXPENSES. Contemporaneously with the execution and delivery hereof, Grantor shall pay, or cause to be paid, all costs and expenses incident to the recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of any applicable title company, and reasonable fees and expenses, if applicable, of legal counsel to Lender.

EFFECTIVENESS OF THE RELATED DOCUMENTS. Except as expressly modified by the terms and provisions hereof or provided herein to the contrary, each and every term and provision of the Note, Deed of Trust and other Related Documents are hereby ratified and shall remain in full force and effect and the parties hereto covenant to observe, comply with and perform each of the terms and provisions of the Related Documents, as modified hereby; provided, however, that any reference in any of the Related Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Related Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, the defined terms and to such other Related Documents, as modified hereby. The parties hereto agree that the modification as provided herein shall in no manner violate, impair or affect the liens and security interests created and evidenced by the Deed of Trust and the other Related Documents (except as expressly modified, amended, renewed and extended herein) and that such liens and security interests shall not be and are not in any manner released or waived; the purpose of this instrument being simply to modify the Note, Deed of Trust and the other Related Documents as expressly set forth herein.

EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement, (ii) the other party(ies) to this Agreement have performed all of their obligations under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Lender, each guarantor of the Loan, if any, has executed and delivered to Lender a consent agreement, in form and substance satisfactory to Lender, and (iv) if required by Lender, the other party(ies) to this Agreement and each guarantor of the Loan, if any, have executed and delivered to Lender an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement, all in form and substance satisfactory to Lender.

BINDING AGREEMENT. This Agreement shall be binding upon, and inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

ADDITIONAL DOCUMENTATION. From time to time, the other party(ies) to this Agreement shall execute or procure and deliver to Lender such other and further documents securing or pertaining to the Loan or the Related Documents as shall be reasonably requested by Lender and to take and cause to be taken all such actions as Lender shall deem necessary or appropriate in connection with, or related to, this Agreement and the transactions contemplated hereby, including, but not limited to, such actions as shall be necessary (a) to record this Agreement and any related instrument, document or agreement, (b) to cause and insurer satisfactory to Lender to issue a mortgagee policy of title insurance with respect to the lien of the Deed of Trust or, at Lender's sole option, an endorsement to any existing mortgagee policy of title insurance, such policy or endorsement to be in form and substance satisfactory Lender, and (c) to satisfy appraisal and any other legal requirements under applicable law and/or in accordance with Lender's policies and procedures.

GOVERNING LAW. THE TERMS AND CONDITIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed in an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

INTEREST DAY BASIS. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days multiplied by the outstanding principal balance, multiplied by this actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366, days as the case may be.

LATE CHARGE. On and after the date of execution of this Agreement, notwithstanding any other provision in the Note or in the Related Documents to the contrary, and specifically in lieu of any other provision with respect to charges for late payments, the following provision with respect to charges for late payments shall apply; if a payment is 10 days or more late, Borrower will be charged 5.0% to the regularly scheduled payment or Twenty Five Dollars ($25.00), whichever is greater, up to the maximum amount of One Thousand Five Hundred Dollars ($1,500.00) per late charge.

EACH PARTY HERETO ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, EACH AND EACH AGREES TO ITS TERMS.

GRANTOR:

COLONIAL FULL SERVICE CAR WASH, INC.


By:  /s/ GREGORY M. KRZEMIEN
     ----------------------------------
     Gregory M. Krzemien, Treasurer


LENDER:

Bank One, Texas, N.A.


By:  /s/ MARK WARREN
     ----------------------------------
     Mark Warren

Name & Title   Sr. Vice President

--------------------------------------------------------------------------------
                            CORPORATE ACKNOWLEDGMENT

STATE OF        NEW JERSEY
         ---------------------------)
COUNTY OF       GLOUCESTER          )SS
         ---------------------------)

This instrument was acknowledged before me on February 23, 2000 by GREG KRZEMIEN, TREASURER of COLONIAL FULL SERVICE CAR WASH, INC., a Texas corporation, on behalf of said corporation.

HOLLY J. HENSLEY                           /s/ HOLLY J. HENSLEY
NOTARY PUBLIC OF NEW JERSEY                -------------------------------------
COMMISSION EXPIRES 12/1/2004               Holly J. Hensley
                                           Notary Public State of NJ